UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21708

Name of Fund:  Dow 30(SM) Premium & Dividend Income Fund Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Mitchell M. Cox, Chief Executive
      Officer, Dow 30(SM) Premium & Dividend Income Fund Inc., 4 World Financial Center, 6th Floor, New York, New York 10080.

Registrant's telephone number, including area code:  (212) 449-4742

Date of fiscal year end: 12/31/07

Date of reporting period: 01/01/07 - 06/30/07

Item 1 - Report to Stockholders

Dow 30(SM) Premium &
Dividend Income Fund Inc.

Semi-Annual Report
(Unaudited)
June 30, 2007


[LOGO] IQ INVESTMENT
          ADVISORS                                         [LOGO] NUVEEN
                                                                  Investments

Dow 30(SM) Premium & Dividend Income Fund Inc.

Proxy Results

During the six-month period ended June 30, 2007, the shareholders of Dow 30(SM) Premium & Dividend Income Fund Inc. voted on the following proposal, which was approved at an annual shareholders' meeting on April 27, 2007. A description of the proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------
                                                                       Shares Voted    Shares Withheld
                                                                           For           From Voting
------------------------------------------------------------------------------------------------------
To elect the Fund's Board of Directors:         Paul Glasserman         10,711,004         135,035
                                                Steven W. Kohlhagen     10,712,804         133,235
                                                William J. Rainer       10,715,588         130,451
------------------------------------------------------------------------------------------------------

Directors and Officers

William J. Rainer, Director and Chairman of the Board
Paul Glasserman, Director and Chairman of the Audit Committee
Steven W. Kohlhagen, Director and Chairman of the Nominating and Corporate
  Governance Committee
Donald C. Burke, Vice President and Secretary
Martin G. Byrne, Chief Legal Officer
Mitchell M. Cox, President
Justin C. Ferri, Vice President
Jay M. Fife, Vice President
James E. Hillman, Vice President and Treasurer
Catherine A. Johnston, Chief Compliance Officer
Colleen R. Rusch, Vice President

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

NYSE Symbol

DPD


Dow Jones Industrial Average, DJIA, Dow 30, Dow Industrials and The Dow are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by IQ Investment Advisors LLC. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in the Fund.


2      DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.      JUNE 30, 2007

Portfolio Information

As of June 30, 2007

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
International Business Machines Corp. ..................................   6.4%
Boeing Co. .............................................................   5.8
3M Co. .................................................................   5.3
Exxon Mobil Corp. ......................................................   5.1
Caterpillar, Inc. ......................................................   4.8
United Technologies Corp. ..............................................   4.3
Altria Group, Inc. .....................................................   4.3
American International Group, Inc. .....................................   4.2
Johnson & Johnson ......................................................   3.7
The Procter & Gamble Co. ...............................................   3.7
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries                                               Net Assets
--------------------------------------------------------------------------------
Aerospace & Defense ....................................................  13.6%
Computers & Peripherals ................................................   9.1
Pharmaceuticals ........................................................   8.3
Industrial Conglomerates ...............................................   7.6
Diversified Financial Services .........................................   6.0
--------------------------------------------------------------------------------

                                                                      Percent of
Sector Representation                                      Long-Term Investments
--------------------------------------------------------------------------------
Industrials ............................................................  25.9%
Consumer Staples .......................................................  14.1
Financials .............................................................  14.0
Information Technology .................................................  12.3
Consumer Discretionary .................................................   9.8
Health Care ............................................................   8.3
Materials ..............................................................   5.5
Energy .................................................................   5.1
Telecommunication Services .............................................   5.0
--------------------------------------------------------------------------------
      For Fund portfolio compliance purposes, the Fund's industry and sector classifications refer to any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes for this report, which may combine industry and sector sub-classifications for reporting ease.


      DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.      JUNE 30, 2007       3

A Discussion With Your Fund's Portfolio Manager

      We are pleased to provide you with this shareholder report for Dow 30(SM) Premium & Dividend Income Fund Inc. While the Fund is advised by IQ Investment Advisors LLC, the following discussion is provided by Nuveen Asset Management, the Fund's subadviser.

The investment objective of Dow 30(SM) Premium & Dividend Income Fund Inc. (the "Fund") is to provide shareholders with a high level of current income, with a secondary objective of capital appreciation.

How did the Fund perform during the six-month period?

For the six-month period ended June 30, 2007, the Common Stock of the Fund had a total investment return of +7.45%, based on a change in per share net asset value from $20.14 to $20.71 and assuming reinvestment of all distributions paid during the period ($.90). For comparative purposes, the unmanaged Dow Jones Industrial Average(SM) ("DJIA(SM)") returned +8.76% (including dividend reinvestment), and the Chicago Board Options Exchange ("CBOE(R)") DJIA BuyWrite(SM) Index ("BXD(SM) Index") returned +2.77% during the same period. The BXD Index consists of a long position indexed to the DJIA with a succession of one-month, at-the-money covered call options sold on the DJIA. During the period, the Fund paid monthly distributions of $.15 per share. These distributions equate to an annualized distribution yield of 9.0% relative to the Fund's initial offering price of $20 per share or a yield of 8.69% on June 30, 2007 relative to the Fund's net asset value.

In accordance with the Fund's investment strategy, the underlying stock portfolio closely tracked the DJIA during the period. The option overlay portfolio performed as expected, generating cash flow used in support of the Fund's distribution policy.

For more detail with regard to the Fund's total investment return based on a change in per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or a discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

How did you manage the portfolio during the six-month period?

The Fund invests in the 30 stocks in the DJIA and then writes options on approximately 50% of each individual stock to generate cash-flow, effectively monetizing a portion of each stock's potential for capital appreciation.

The recent increase in market volatility should offer the Fund the opportunity to write fewer options, options with longer maturities and/or options that are further out of the money. If volatility levels remain somewhat elevated to the recent past, the Fund may lower the percentage of the overwrite by several points, allowing the Fund to participate more fully in any type of market appreciation.

How would you characterize the Fund's position at the close of the six-month period?

The Fund is positioned to continue to meet its stated objectives. The portfolio of stocks is fully invested consistent with DJIA weightings. If volatility remains somewhat elevated relative to the recent past, the Fund may be able to overwrite less than 50% of the Fund's assets while meeting its dividend objectives. As a result, lower overwrites may translate into greater capital appreciation potential in a rising market environment.

Rob A. Guttschow
Portfolio Manager

July 13, 2007


CBOE is a registered trademark and BXD is a service mark of the Chicago Board Options Exchange.


4      DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.      JUNE 30, 2007

Schedule of Investments as of June 30, 2007 (Unaudited)

                                                                        Shares
Industry           Common Stocks                                          Held             Value
====================================================================================================
Aerospace & Defense -- 13.6%
                   Boeing Co.                                          145,223          $ 13,964,644
                   Honeywell International, Inc.                       145,223             8,173,151
                   United Technologies Corp.                           145,223            10,300,667
                                                                                        ------------
                                                                                          32,438,462
----------------------------------------------------------------------------------------------------
Automobiles -- 2.3%
                   General Motors Corp.                                145,223             5,489,429
----------------------------------------------------------------------------------------------------
Beverages -- 3.2%
                   The Coca-Cola Co.                                   145,223             7,596,615
----------------------------------------------------------------------------------------------------
Chemicals -- 3.1%
                   E.I. du Pont de Nemours & Co.                       145,223             7,383,137
----------------------------------------------------------------------------------------------------
Computers & Peripherals -- 9.1%
                   Hewlett-Packard Co.                                 145,223             6,479,850
                   International Business Machines Corp.               145,223            15,284,721
                                                                                        ------------
                                                                                          21,764,571
----------------------------------------------------------------------------------------------------
Consumer Finance -- 3.7%
                   American Express Co.                                145,223             8,884,743
----------------------------------------------------------------------------------------------------
Diversified Financial Services -- 6.0%
                   Citigroup, Inc.                                     145,223             7,448,488
                   JPMorgan Chase & Co.                                145,223             7,036,054
                                                                                        ------------
                                                                                          14,484,542
----------------------------------------------------------------------------------------------------
Diversified Telecommunication Services -- 5.0%
                   AT&T Inc.                                           145,223             6,026,754
                   Verizon Communications, Inc.                        145,223             5,978,831
                                                                                        ------------
                                                                                          12,005,585
----------------------------------------------------------------------------------------------------
Food & Staples Retailing -- 2.9%
                   Wal-Mart Stores, Inc.                               145,223             6,986,679
----------------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure -- 3.1%
                   McDonald's Corp.                                    145,223             7,371,520
----------------------------------------------------------------------------------------------------
Household Products -- 3.7%
                   The Procter & Gamble Co.                            145,223             8,886,195
----------------------------------------------------------------------------------------------------
Industrial Conglomerates -- 7.6%
                   3M Co.                                              145,223            12,603,904
                   General Electric Co.                                145,223             5,559,137
                                                                                        ------------
                                                                                          18,163,041
----------------------------------------------------------------------------------------------------
Insurance -- 4.2%
                   American International Group, Inc.                  145,223            10,169,967
----------------------------------------------------------------------------------------------------
Machinery -- 4.8%
                   Caterpillar, Inc.                                   145,223            11,370,961
----------------------------------------------------------------------------------------------------
Media -- 2.1%
                   Citadel Broadcasting Corp.                           11,298                72,872
                   Walt Disney Co.                                     145,223             4,957,913
                                                                                        ------------
                                                                                           5,030,785
----------------------------------------------------------------------------------------------------
Metals & Mining -- 2.5%
                   Alcoa, Inc.                                         145,223             5,885,888
----------------------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels -- 5.1%
                   Exxon Mobil Corp.                                   145,223            12,181,305
----------------------------------------------------------------------------------------------------
Pharmaceuticals -- 8.3%
                   Johnson & Johnson                                   145,223             8,948,641
                   Merck & Co., Inc.                                   145,223             7,232,106
                   Pfizer, Inc.                                        145,223             3,713,352
                                                                                        ------------
                                                                                          19,894,099
----------------------------------------------------------------------------------------------------
Semiconductors & Semiconductor
Equipment -- 1.4%
                   Intel Corp.                                         145,223             3,450,499
----------------------------------------------------------------------------------------------------
Software -- 1.8%
                   Microsoft Corp.                                     145,223             4,279,722
----------------------------------------------------------------------------------------------------
Specialty Retail -- 2.4%
                   Home Depot, Inc.                                    145,223             5,714,525
----------------------------------------------------------------------------------------------------
Tobacco -- 4.3%
                   Altria Group, Inc.                                  145,223            10,185,941
----------------------------------------------------------------------------------------------------
Total Common Stocks
(Cost -- $184,868,256) -- 100.2%                                                         239,618,211
====================================================================================================

                                                                          Face
                   Short-Term Securities                                Amount
====================================================================================================
Time Deposits -- 0.6%
                   State Street Bank & Trust Co.,
                     4.25% due 7/02/2007                            $1,527,072             1,527,072
----------------------------------------------------------------------------------------------------
                   Total Short-Term Securities
                   (Cost -- $1,527,072) -- 0.6%                                            1,527,072
====================================================================================================
                   Total Investments
                   (Cost -- $186,395,328) -- 100.8%                                      241,145,283
====================================================================================================

                                                                     Number of
                   Options Written                                   Contracts
====================================================================================================
Call Options Written
                   3M Co., expiring July 2007
                     at USD 86.153,
                     Broker Deutsche Bank AG                               670              (109,773)
                   AT&T Inc., expiring July 2007
                     at USD 40.38,
                     Broker Deutsche Bank AG                               670               (86,410)
                   Alcoa, Inc., expiring July 2007
                     at USD 40.157,
                     Broker Deutsche Bank AG                               670              (103,287)
                   Altria Group, Inc., expiring July 2007 at
                     USD 70.963, Broker HSBC Securities                    670               (53,600)
                   American Express Co., expiring July 2007
                     at USD 63.88, Broker BNP Paribas                      670                (4,690)
                   American International Group, Inc.,
                     expiring July 2007 at USD 72.891,
                     Broker HSBC Securities                                670                (3,350)
                   Boeing Co., expiring July 2007 at
                     USD 98.68, Broker BNP Paribas                         670               (23,450)
                   Caterpillar, Inc., expiring July 2007 at
                     USD 79.466, Broker HSBC Securities                    670               (56,950)
                   Citigroup, Inc., expiring July 2007 at
                     USD 53.671, Broker HSBC Securities                    670                (6,030)
                   The Coca-Cola Co., expiring July 2007
                     at USD 52.15, Broker BNP Paribas                      670               (48,910)
                   E.I. du Pont de Nemours & Co.,
                     expiring July 2007 at USD 51.06,
                     Broker BNP Paribas                                    670               (34,840)
                   Exxon Mobil Corp., expiring July 2007
                     at USD 84.184, Broker BNP Paribas                     670               (91,120)
                   General Electric Co., expiring July 2007
                     at USD 37.662, Broker HSBC Securities                 670               (58,960)


      DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.      JUNE 30, 2007       5

Schedule of Investments (concluded)

                                                                     Number of
                   Options Written                                   Contracts             Value
====================================================================================================
Call Options Written (continued)
                   General Motors Corp., expiring
                     July 2007 at USD 30.03,
                     Broker Deutsche Bank AG                               670          $   (523,906)
                   Hewlett-Packard Co., expiring July 2007
                     at USD 46.35, Broker BNP Paribas                      670                (5,360)
                   Home Depot, Inc., expiring
                     July 2007 at USD 38.087,
                     Broker Deutsche Bank AG                               670              (100,641)
                   Honeywell International, Inc.,
                     expiring July 2007 at USD 57.59,
                     Broker Deutsche Bank AG                               670               (28,622)
                   Intel Corp., expiring July 2007
                     at USD 22.149,
                     Broker Deutsche Bank AG                               670              (113,686)
                   International Business Machines Corp.,
                     expiring July 2007 at USD 104.25,
                     Broker Deutsche Bank AG                               670              (139,561)
                   JPMorgan Chase & Co., expiring
                     July 2007 at USD 50.93,
                     Broker BNP Paribas                                    670                (4,020)
                   Johnson & Johnson, expiring July 2007
                     at USD 62.89, Broker BNP Paribas                      670               (13,400)
                   McDonald's Corp., expiring July 2007
                     at USD 51.76, Broker BNP Paribas                      670               (21,440)
                   Merck & Co., Inc., expiring July 2007
                     at USD 51.177, Broker HSBC Securities                 670               (32,830)
                   Microsoft Corp., expiring July 2007 at
                     USD 30.694, Broker HSBC Securities                    670                (8,040)
                   Pfizer, Inc., expiring July 2007 at
                     USD 26.614, Broker BNP Paribas                        670                (6,030)
                   The Procter & Gamble Co., expiring
                     July 2007 at USD 62.994,
                     Broker HSBC Securities                                670               (17,420)
                   United Technologies Corp., expiring
                     July 2007 at USD 71.437,
                     Broker BNP Paribas                                    670               (71,020)
                   Verizon Communications, Inc., expiring
                     July 2007 at USD 43.329,
                     Broker HSBC Securities                                670                (4,690)
                   Wal-Mart Stores, Inc., expiring
                     July 2007 at USD 49.995,
                     Broker Deutsche Bank AG                               670               (10,553)
                   Walt Disney Co., expiring July 2007
                     at USD 35.256, Broker BNP Paribas                     670               (32,160)
----------------------------------------------------------------------------------------------------
                   Total Options Written
                   (Premiums Received -- $2,103,421) -- (0.8%)                            (1,814,749)
====================================================================================================
                   Total Investments, Net of Options Written
                   (Cost -- $184,291,907*) -- 100.0%                                     239,330,534

                   Liabilities in Excess of Other Assets -- (0.0%)                           (80,379)
                                                                                        ------------
                   Net Assets -- 100.0%                                                 $239,250,155
                                                                                        ============

* The cost and unrealized appreciation (depreciation) of investments, net of options written, as of June 30, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost .......................................      $ 184,295,640
                                                                  =============
      Gross unrealized appreciation ........................      $  56,997,895
      Gross unrealized depreciation ........................         (1,963,001)
                                                                  -------------
      Net unrealized appreciation ..........................      $  55,034,894
                                                                  =============

o For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

      See Notes to Financial Statements.


6      DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.      JUNE 30, 2007

Statement of Assets, Liabilities and Capital

As of June 30, 2007 (Unaudited)
===============================================================================================================================
Assets
-------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value (identified cost -- $186,395,328)                     $241,145,283
            Receivables:
                 Dividends ....................................................................    $    259,876
                 Interest .....................................................................             180         260,056
                                                                                                   ------------
            Prepaid expenses ..................................................................                          11,645
                                                                                                                   ------------
            Total assets ......................................................................                     241,416,984
                                                                                                                   ------------
===============================================================================================================================
Liabilities
-------------------------------------------------------------------------------------------------------------------------------
            Options written, at value (premiums received -- $2,103,421) .......................                       1,814,749
            Investment adviser payable ........................................................                         166,320
            Accrued expenses ..................................................................                         185,760
                                                                                                                   ------------
            Total liabilities .................................................................                       2,166,829
                                                                                                                   ------------
===============================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------------------
            Net assets ........................................................................                    $239,250,155
                                                                                                                   ============
===============================================================================================================================
Capital
-------------------------------------------------------------------------------------------------------------------------------
            Common Stock, par value $.001, 100,000,000 shares authorized ......................                    $     11,554
            Paid-in capital in excess of par ..................................................                     196,106,597
            Accumulated distributions in excess of investment income -- net ...................    $ (9,042,760)
            Accumulated realized capital losses -- net ........................................      (2,863,863)
            Unrealized appreciation -- net ....................................................      55,038,627
                                                                                                   ------------
            Total accumulated earnings -- net .................................................                      43,132,004
                                                                                                                   ------------
            Total capital -- Equivalent to $20.71 per share based on 11,554,133 shares of
              Common Stock outstanding (market price -- $21.00) ...............................                    $239,250,155
                                                                                                                   ============

      See Notes to Financial Statements.


      DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.      JUNE 30, 2007       7

Statement of Operations

For the Six Months Ended June 30, 2007 (Unaudited)
===============================================================================================================================
Investment Income
-------------------------------------------------------------------------------------------------------------------------------
            Dividends .........................................................................                    $  2,542,248
            Interest ..........................................................................                          21,344
                                                                                                                   ------------
            Total income ......................................................................                       2,563,592
                                                                                                                   ------------
===============================================================================================================================
Expenses
-------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees ..........................................................    $  1,049,462
            Professional fees .................................................................          41,823
            Licensing fees ....................................................................          30,298
            Transfer agent fees ...............................................................          26,090
            Accounting services ...............................................................          25,911
            Directors' fees and expenses ......................................................          24,591
            Printing and shareholder reports ..................................................          17,560
            Listing fees ......................................................................          11,713
            Custodian fees ....................................................................           8,015
            Other .............................................................................          13,953
                                                                                                   ------------
            Total expenses ....................................................................                       1,249,416
                                                                                                                   ------------
            Investment income -- net ..........................................................                       1,314,176
                                                                                                                   ------------
===============================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
-------------------------------------------------------------------------------------------------------------------------------
            Realized gain (loss) on:
                 Investments -- net ...........................................................       2,754,252
                 Options written -- net .......................................................      (2,336,116)        418,136
                                                                                                   ------------
            Change in unrealized appreciation/depreciation on:
                 Investments -- net ...........................................................      14,602,329
                 Options written -- net .......................................................         598,491      15,200,820
                                                                                                   ----------------------------
            Total realized and unrealized gain -- net .........................................                      15,618,956
                                                                                                                   ------------
            Net Increase in Net Assets Resulting from Operations ..............................                    $ 16,933,132
                                                                                                                   ============

      See Notes to Financial Statements.


8      DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.      JUNE 30, 2007

Statements of Changes in Net Assets

                                                                                                    For the Six
                                                                                                   Months Ended       For the
                                                                                                     June 30,       Year Ended
                                                                                                       2007        December 31,
Increase (Decrease) in Net Assets:                                                                  (Unaudited)        2006
===============================================================================================================================
Operations
-------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net ..........................................................    $  1,314,176    $  2,870,169
            Realized gain (loss) -- net .......................................................         418,136      (1,238,773)
            Change in unrealized appreciation/depreciation -- net .............................      15,200,820      30,358,043
                                                                                                   ----------------------------
            Net increase in net assets resulting from operations ..............................      16,933,132      31,989,439
                                                                                                   ----------------------------
===============================================================================================================================
Dividends & Distributions to Shareholders
-------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net ..........................................................     (10,356,936)+    (2,865,327)
            Tax return of capital .............................................................              --     (17,641,705)
                                                                                                   ----------------------------
            Net decrease in net assets resulting from dividends and distributions .............     (10,356,936)    (20,507,032)
                                                                                                   ----------------------------
===============================================================================================================================
Common Stock Transactions
-------------------------------------------------------------------------------------------------------------------------------
            Value of shares issued to shareholders in reinvestment of dividends ...............       1,666,502       2,007,623
            Offering costs, including adjustments, resulting from the issuance of Common Stock               --         (27,610)
                                                                                                   ----------------------------
            Net increase in net assets resulting from Common Stock transactions ...............       1,666,502       1,980,013
                                                                                                   ----------------------------
===============================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------------------
            Total increase in net assets ......................................................       8,242,698      13,462,420
            Beginning of period ...............................................................     231,007,457     217,545,037
                                                                                                   ----------------------------
            End of period* ....................................................................    $239,250,155    $231,007,457
                                                                                                   ============================
                * Accumulated distributions in excess of investment income ....................    $ (9,042,760)             --
                                                                                                   ============================

+ A portion of the dividends from net investment income may be deemed a tax return of capital or net realized gain at fiscal year end.

      See Notes to Financial Statements.


      DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.      JUNE 30, 2007       9

                                                                                  For the Six                      For the Period
                                                                                 Months Ended        For the         April 29,
                                                                                   June 30,        Year Ended         2005+ to
The following per share data and ratios have been derived                            2007         December 31,      December 31,
from information provided in the financial statements.                            (Unaudited)         2006              2005
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ..............................    $  20.14         $  19.13         $  19.10
                                                                                   -------------------------------------------------
            Investment income -- net** ........................................         .11              .25              .19
            Realized and unrealized gain -- net ...............................        1.36             2.56              .94
                                                                                   -------------------------------------------------
            Total from investment operations ..................................        1.47             2.81             1.13
                                                                                   -------------------------------------------------
            Less dividends and distributions from:
                 Investment income -- net .....................................        (.90)(d)         (.25)            (.18)
                 Realized gain -- net .........................................          --               --             (.28)
                 Tax return of capital ........................................          --            (1.55)            (.60)
                                                                                   -------------------------------------------------
            Total dividends and distributions .................................        (.90)           (1.80)           (1.06)
                                                                                   -------------------------------------------------
            Offering costs, including adjustments, resulting from the issuance
              of Common Stock ................................................           --              --*             (.04)
                                                                                   -------------------------------------------------
            Net asset value, end of period ....................................    $  20.71         $  20.14         $  19.13
                                                                                   =================================================
            Market price per share, end of period .............................    $  21.00         $  20.96         $  18.15
                                                                                   =================================================
====================================================================================================================================
Total Investment Return++
------------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ................................        7.45%(a)        15.54%            5.86%(a)(b)
                                                                                   =================================================
            Based on market price per share ...................................        4.69%(a)        26.74%           (4.08%)(a)
                                                                                   =================================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
            Expenses ..........................................................        1.07%(c)         1.10%            1.12%(c)
                                                                                   =================================================
            Investment income -- net ..........................................        1.13%(c)         1.30%            1.44%(c)
                                                                                   =================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) ..........................    $239,250         $231,007         $217,545
                                                                                   =================================================
            Portfolio turnover ................................................         .00%***          .00%***        17.95%
                                                                                   =================================================

*     Amount is less than $(.01) per share.
**    Based on average shares outstanding.
*** For purposes of calculating portfolio turnover of the Fund, the options written by the Fund have been classified as short-term investments because the expiration date at the time of acquisition were one year or less, and therefore, the portfolio turnover is zero.
+     Commencement of operations.
++ Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
(a)   Aggregate total investment return.
(b) In 2005, IQ Investment Advisors LLC (an affiliate) reimbursed the Fund as a result of a trading/administrative error, which had no impact on total investment return.
(c)   Annualized.
(d) A portion of the dividends from net investment income may be deemed a tax return of capital or net realized gain at fiscal year end.

      See Notes to Financial Statements.


10      DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.      JUNE 30, 2007

Notes to Financial Statements (Unaudited)

1. Significant Accounting Policies:

Dow 30(SM) Premium & Dividend Income Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol DPD. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the investment adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

o Options -- The Fund writes covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund provides


      DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.      JUNE 30, 2007       11
      the purchaser with the right to potentially receive a cash payment from the Fund equal to any appreciation in the cash value of the index over the strike price on the expiration date of the option written. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received).

      Written options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(e) Dividends and distributions -- Dividends are declared and paid monthly. For the current period ended June 30, 2007, Fund management believes it is likely total dividends and distributions may exceed net investment income and accumulated realized capital gains, resulting in a portion of the total distribution treated as a tax return of capital. Portions of the distributions paid by the Fund during the year ended December 31, 2006 were characterized as a tax return of capital.

(f) Offering expenses -- Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(g) Recent accounting pronouncements -- Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. and various state tax returns. No income tax returns are currently under examination.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.


12      DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.      JUNE 30, 2007

2. Investment Advisory and Management Agreement and Transactions with
Affiliates:

The Fund has entered into an Investment Advisory and Management Agreement with IQ Investment Advisors LLC ("IQ"), an indirect subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."). IQ is responsible for the investment advisory, management and administrative services to the Fund. In addition, IQ provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund will pay a monthly fee at an annual rate equal to .90% of the average daily value of the Fund's net assets plus borrowings for leverage and other investment purposes. In addition, IQ has entered into a Subadvisory Agreement with Nuveen Asset Management ("Nuveen") pursuant to which Nuveen provides certain investment advisory services to IQ with respect to the Fund. For such services, IQ will pay Nuveen a monthly fee at an annual rate equal to .39% of the average daily value of the Fund's net assets plus borrowings for leverage and other investment purposes. There is no increase in the aggregate fees paid by the Fund for these services.

IQ has entered into an Administration Agreement with Princeton Administrators, LLC (the "Administrator"). The Administration Agreement provides that IQ will pay the Administrator a fee from its investment advisory fee at an annual rate equal to .12% of the average daily value of the Fund's net assets plus borrowings for leverage and other investment purposes for the performance of administrative and other services necessary for the operation of the Fund. There is no increase in the aggregate fees paid by the Fund for these services. The Administrator is an indirect subsidiary of BlackRock, Inc. ML & Co. is a principal owner of BlackRock, Inc.

Certain officers of the Fund are officers of IQ, ML & Co., BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2007 were $0 and $11,752,936, respectively.

Transactions in options written for the six months ended June 30, 2007 were as follows:

--------------------------------------------------------------------------------
                                                    Number of        Premiums
                                                    Contracts        Received
--------------------------------------------------------------------------------
Outstanding call options written,
  at beginning of period .................            21,000       $  1,956,661
Options written ..........................           102,300         10,167,398
Options expired ..........................           (46,450)        (4,227,847)
Options closed ...........................           (56,750)        (5,792,791)
                                                -------------------------------
Outstanding call options written,
  at end of period .......................            20,100       $  2,103,421
                                                ===============================

4. Common Stock Transactions:

The Fund is authorized to issue 100,000,000 shares of stock, all of which are initially classified as Common Stock, par value $.001. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of Common Stock without approval of the holders of Common Stock.

Shares issued and outstanding during the six months ended June 30, 2007 increased by 81,657 from dividend reinvestments. Shares issued and outstanding during the year ended December 31, 2006 increased by 103,006 from dividend reinvestments.

5. Capital Loss Carryforward:

As of December 31, 2006, the Fund had a net capital loss carryforward of $2,551,276, all of which expires in 2014. This amount will be available to offset like amounts of any future taxable gains.


      DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.      JUNE 30, 2007       13

Notes to Financial Statements (concluded)

6. Subsequent Event:

On June 20, 2007, Nuveen Investments Inc. ("Nuveen Investments"), the parent company of Nuveen, the Fund's subadviser, announced that it had entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") to be acquired by an investor group majority-led by Madison Dearborn Partners, LLC. Madison Dearborn Partners, LLC is a private equity investment firm based in Chicago, Illinois. The investor group's financial advisors and investors include ML & Co. and Merrill Lynch Global Private Equity (both affiliates of IQ), Wachovia and Wachovia Capital Partners, LLC, Citi, Deutsche Bank and Deutsche Bank Investment Partners and Morgan Stanley.

The merger is expected to be completed by the end of the year, subject to customary conditions, including obtaining the approval of Nuveen Investments' stockholders, obtaining necessary fund and client consents sufficient to satisfy the terms of the Merger Agreement and the expiration of certain regulatory waiting periods. There can be no assurance that the merger will be consummated as contemplated or that necessary shareholder approvals will be obtained.

Nuveen does not anticipate any change to the portfolio management team or other key personnel of Nuveen that currently provide services to the Fund as a result of the merger.

The consummation of the merger will be deemed to be an "assignment" (as defined in the Investment Company Act of 1940) of the current investment subadvisory agreement (the"Subadvisory Agreement") between IQ and Nuveen. Under the terms of the Subadvisory Agreement, an assignment will result in its automatic termination. It is anticipated that the Board of Directors of the Fund will consider a new investment subadvisory agreement between IQ and Nuveen prior to the consummation of the merger. The new subadvisory agreement is expected to be substantially the same as the Subadvisory Agreement, including providing for the same subadvisory fee. If approved by the Board, the new agreement would be presented to the Fund's shareholders for approval, and, if so approved by shareholders, would take effect upon consummation of the merger. If the merger is not consummated, then Nuveen will continue to operate in its current form. If the merger is consummated prior to the shareholder vote, the Fund may rely on Rule 15a-4 under the Investment Company Act of 1940 to operate under an interim subadvisory agreement for up to 150 days pending shareholder approval of the new subadvisory agreement.


14      DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.      JUNE 30, 2007

Renewal of Current Investment Advisory and Management Agreements

The Board of Directors of each Fund, currently consisting solely of Independent Directors, as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "Investment Company Act"), has the responsibility under the Investment Company Act to consider annually the Investment Advisory and Management Agreement of each Fund (each, a "Management Agreement" and together, the "Management Agreements") with IQ Investment Advisors LLC ("IQ Advisors").

At a Board meeting held on June 14, 2007, all of the Directors present at the meeting renewed the Management Agreement for each Fund for an additional one-year term. Each Management Agreement was considered separately by the relevant Fund's Directors. In considering whether to approve the Management Agreements, the Directors reviewed a meeting book and other materials from counsel to the Funds and from IQ Advisors which: (i) included information concerning the services rendered to the Funds by IQ Advisors and IQ Advisors' affiliates; (ii) contained information concerning the revenues and expenses incurred by IQ Advisors and its affiliates from the operation of the Funds; and
(iii) outlined the legal duties of the Board under the Investment Company Act. The Board also received information from Lipper, Inc. ("Lipper") comparing each Fund's fee rate for advisory and administrative services to those of other closed-end funds chosen by Lipper. In voting to approve the renewal of each Fund's Management Agreement, the Directors considered in particular the following factors:

(a) The nature, extent and quality of services provided by IQ Advisors and its affiliates -- The Directors reviewed the services that IQ Advisors has provided to the Funds. They considered the size and experience of IQ Advisors' staff, its use of technology, and the degree to which IQ Advisors exercises supervision over the actions of each Fund's subadviser. In connection with the investment advisory services provided, the Directors took into account detailed discussions they had with officers of IQ Advisors regarding the management of each Fund's investments in accordance with the Fund's stated investment objective and policies and the types of transactions entered into on behalf of each Fund. During these discussions, the Directors asked detailed questions of, and received answers from, the officers of IQ Advisors regarding the implementation of each Fund's investment strategy, its efficacy and risks.

In addition to the investment advisory services provided to the Funds, the Directors considered that IQ Advisors and its affiliates also provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Funds. In particular, the Directors reviewed the compliance and administrative services provided to the Funds by IQ Advisors, including its oversight of each Fund's day-to-day operations and its oversight of Fund accounting. The Directors noted that IQ Advisors has access to administrative, legal and compliance resources that help ensure a high level of quality in the compliance and administrative services provided to the Funds. The Directors also considered each Fund's compliance history. Following their consideration of this information, and based on the presentations at the meeting and the Directors' experience as Directors of other investment companies advised by IQ Advisors, the Directors concluded that the services provided to each Fund by IQ Advisors under the respective Management Agreement were of a high quality and benefited the Funds.

(b) Investment performance of each Fund and IQ Advisors -- The Directors considered the history, experience, resources and strengths of IQ Advisors and its affiliates in developing and implementing the investment strategies used by each Fund. The Directors also considered the innovative nature of each Fund. The Directors noted that each Fund uses a unique investment strategy and that comparisons of a Fund's investment performance to the performance of other investment companies were generally not meaningful. The Directors reviewed each Fund's investment performance and where applicable, compared such performance to the performance of a relevant reference index. The Directors discussed the degree to which each Fund was achieving its investment objective, noting that each Fund had been in operation for a relatively short period of time. In particular, the Directors noted that all of the Funds generally performed as expected relative to their respective reference index and met their respective investment objectives. As a result of their discussions and review, the Directors concluded that each Fund's performance was satisfactory. Based on these factors, the Directors determined that IQ Advisors continued to be an appropriate investment adviser for the Funds.


      DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.      JUNE 30, 2007       15

(c) Cost of services provided and profits realized by IQ Advisors and its affiliates from the relationship with each of the Funds -- The Directors reviewed and considered a memorandum from IQ Advisors regarding the methodology used by IQ Advisors in allocating its costs regarding the operations of the Funds and calculating each Fund's profitability (if any) to IQ Advisors and its affiliates. The Directors noted that IQ Advisors' methodology in calculating profitability had previously been reviewed by independent consultants. The Directors also reviewed a report detailing IQ Advisors' profitability. After considering their discussion with IQ Advisors and reviewing its memorandum and report, the Directors concluded that there was a reasonable basis for the allocation of costs and the determination of profitability. The Directors considered the cost of the services provided by IQ Advisors to each Fund and the revenue derived by IQ Advisors and its affiliates. The Directors took into account discussions that they had with representatives of IQ Advisors regarding its general level of profitability (if any), and the profits derived by its affiliates, including Merrill Lynch Investment Managers, L.P. ("MLIM") prior to its merger with BlackRock, Inc. ("BlackRock"), from operating the Funds. The Directors also considered the direct and indirect benefits derived by other IQ Advisors affiliates, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), from the establishment of the Funds, including the underwriting arrangements relating to the initial distribution of Fund shares. The Directors considered federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. The Directors concluded that any profits made by IQ Advisors and its affiliates (including MLIM and MLPF&S) are acceptable in relation to the nature, extent and quality of services provided. The Directors also concluded that each Fund benefited from such services provided by IQ Advisors' affiliates.

(d) The extent to which economies of scale would be realized as a Fund grows and whether fee levels would reflect such economies of scale -- The Directors considered the extent to which economies of scale might be realized if the assets of the Funds increase and whether there should be changes in the management fee rate or structure in order to enable a Fund to participate in these economies of scale. The Directors noted that, because each Fund is a closed-end fund, any increase in asset levels generally would have to come from appreciation through investment performance. The Directors also noted that each Fund, except for Dow 30(SM) Premium & Dividend Income Fund Inc. and S&P 500(R) Covered Call Fund Inc., is an interval fund that periodically allows stockholders to tender their shares to the Funds and that such tender offers reduce the amount of Fund assets. In consideration of these and other factors, the Directors determined that no changes were currently necessary to each Fund's fee structure. The Directors also discussed the renewal requirements for investment advisory agreements, and determined that they would revisit this issue no later than when they next review the investment advisory fees.

(e) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients -- The Directors compared both the services rendered and the fees paid under the Management Agreements to the contracts of other investment advisers with respect to other closed-end registered investment companies. In particular, the Directors evaluated each Fund's contractual fee rate for advisory and administrative services as compared to the contractual fee rate of other closed-end funds chosen by Lipper. In considering this information, the Directors took into account the unique nature of the investment strategies of the Funds and the fact that the relevant peer group of funds provided by Lipper for comparison have investment strategies and restrictions different from those of the Funds. The Directors did not consider compensation paid to IQ Advisors with respect to accounts other than registered investment companies because IQ Advisors utilizes each Fund's strategy in connection with only registered funds. In particular, the Directors noted that each Fund's contractual advisory fee rate at a common asset level was lower than the median fee rate of its Lipper comparison funds. The Directors concluded that the advisory fee rates were reasonable in comparison to the data reflected in the Lipper materials.

(f) Conclusion -- No single factor was determinative to the decision of the Directors. Based on the foregoing and such other matters as were deemed relevant, all of the Directors concluded that the advisory fee rate of each Fund was reasonable in relation to the services provided by IQ Advisors to the Funds, as well as the costs incurred and benefits gained by IQ Advisors and its affiliates in providing such services, including the investment advisory and administrative components. The Directors also found the investment advisory fees to be reasonable in comparison to the fees charged by advisers to other funds of a similar size. As a result, the Board of Directors of each Fund approved the Management Agreement for each Fund. The Directors were represented by independent legal counsel who assisted them in their deliberations.


16      DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.      JUNE 30, 2007

Renewal of Current Investment Subadvisory Agreements

The Board of Directors of each Fund, currently consisting solely of Independent Directors, at a meeting held on June 14, 2007 considered and approved the renewal of the Current Investment Subadvisory Agreement of each Fund (each a "Subadvisory Agreement" and together, the "Subadvisory Agreements"). Each Subadvisory Agreement was considered separately by the relevant Fund's Directors. The Directors received, reviewed and evaluated information concerning the services and personnel of BlackRock Investment Management, LLC ("BlackRock"), as subadviser to each of S&P 500(R) GEARED(SM) Fund Inc. and Small Cap Premium & Dividend Income Fund Inc.; Oppenheimer Capital LLC ("Oppenheimer"), as subadviser to each of S&P 500(R) Covered Call Fund Inc. and Enhanced S&P 500(R) Covered Call Fund Inc.; and Nuveen Asset Management ("Nuveen," and together with BlackRock and Oppenheimer, the "Subadvisers"), as subadviser to Dow 30(SM) Premium & Dividend Income Fund Inc. and Global Income & Currency Fund Inc.

(a) The nature, extent and quality of services provided by each Subadviser -- The Directors reviewed the services that each Subadviser provides to each of their respective Funds. The Directors considered their detailed discussions with officers of IQ Advisors and members of each Subadviser's portfolio management team, the management of each Fund's investments in accordance with the Fund's stated investment objective and policies and the types of transactions that have been entered into on behalf of the Funds. The Directors took into account the annual due diligence investment review conducted by Merrill Lynch Global Private Client Investment Management, an affiliate of IQ Advisors, of each Subadviser and its report that concluded that each such Subadviser has thus far executed its respective Fund's investment strategies in accordance with the Fund's objectives and general expectations. The Directors noted that, drawing on their collective industry experience, they had discussed each Fund's investment strategy with representatives from each Subadviser, including discussions regarding the premises underlying the Fund's investment strategy, its efficacy and potential risks. The Directors also considered the favorable history, reputation and background of each Subadviser and its personnel, and the substantial experience of such Subadviser's portfolio management teams. The Directors discussed the compliance program of each Subadviser and the report of Mrs. Catherine Johnston, the chief compliance officer of the Funds. Following consideration of this information, and based on management presentations during the Board meeting and their discussion during an Executive Session, the Directors concluded that the nature, extent and quality of services provided to each Fund by the applicable Subadviser under its Subadvisory Agreement were of a high quality and would continue to benefit the Fund.

(b) Investment performance of each Fund and each Subadviser -- The Directors received and considered information about each Fund's investment performance in comparison to the performance of its relative reference index, where applicable, and also in light of its stated investment objective and made the determinations discussed above under "Renewal of Current Investment Advisory and Management Agreements." Based on these factors, the Directors determined that each Subadviser continued to be appropriate for each of its respective Funds.

(c) Cost of services provided and profits realized by each Subadviser from the relationship with each respective Fund -- The Directors considered the profitability to MLIM, prior to its merger with BlackRock, of serving as investment subadviser to two Funds and from its relationship with IQ Advisors based on the information discussed above under "Renewal of Current Investment Advisory and Management Agreements." Based on such information, the Directors concluded that MLIM's profits were acceptable in relation to the nature, extent and quality of services provided. The Directors noted that profitability data was not provided with respect to the unaffiliated Subadvisers of the Funds and concluded that such data was unnecessary because such subadvisory arrangements were entered into at "arm's length" between the Subadviser and IQ Advisors. The Directors then considered the potential direct and indirect benefits to each Subadviser and its affiliates from their relationship with each of their respective Funds, including the reputational benefits from managing the Funds. The Directors of each Fund concluded that the potential benefits to each Subadviser were consistent with those obtained by other subadvisers in similar types of arrangements.


      DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.      JUNE 30, 2007       17

Renewal of Current Investment Advisory and Management Agreements (concluded)

(d) The extent to which economies of scale would be realized as a Fund grows and whether fee levels would reflect such economies of scale -- The Directors considered the extent to which economies of scale might be realized if the assets of the Funds increase and whether there should be changes in the subadvisory fee rate or structure in order to enable a Fund to participate in these economies of scale. The Directors noted that each Subadviser's fees are paid by IQ Advisors out of its fees and not directly by the Funds. The Directors noted that, because each Fund is a closed-end fund, any increase in asset levels would have to come from appreciation due to investment performance. The Directors also noted that each Fund, except for Dow 30(SM) Premium & Dividend Income Fund Inc. and S&P 500(R) Covered Call Fund Inc., is an interval fund that periodically allows stockholders to tender their shares to the Funds and that such tender offers reduce the amount of Fund assets. The Directors also discussed the renewal requirements for subadvisory agreements, and determined that they would revisit this issue no later than when they next review the subadvisory fee.

(e) Comparison of services rendered and fees paid to those under other subadvisory contracts, such as contracts of the same and other investment advisers or other clients -- The Directors discussed the services rendered by each Subadviser and determined that such services were consistent with those provided by subadvisers generally and sufficient for the management of the Funds. Taking into account the totality of the information and materials provided to the Directors as noted above, including the fact that the subadvisory fee for each Fund was negotiated with IQ Advisors and not payable directly by the Fund, the Directors concluded that the subadvisory fee for each Fund was reasonable for the services being rendered.

Conclusion -- No single factor was determinative to the decision of the Directors. Based on the foregoing and such other matters as were deemed relevant, all of the Directors concluded that the relevant subadvisory fee rate was reasonable in relation to the services provided by each Subadviser. As a result, all of the Directors approved the Subadvisory Agreement for each Fund. The Directors were represented by independent legal counsel who assisted them in their deliberations.


18      DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.      JUNE 30, 2007

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions.

When you visit this site, you will obtain a personal identification number
(PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.

Contact Information

For more information regarding the Fund, please visit www.IQIAFunds.com or contact us at 1-877-449-4742.


      DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.      JUNE 30, 2007       19

  [LOGO]
    IQ
INVESTMENT
 ADVISORS                                                      www.IQIAFunds.com


Dow 30(SM) Premium & Dividend Income Fund Inc. seeks to provide shareholders with a high level of current income, with a secondary objective of capital appreciation.

This report, including the financial information herein, is transmitted to shareholders of Dow 30(SM) Premium & Dividend Income Fund Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge at www.IQIAFunds.com/proxyvoting.asp or upon request by calling toll-free 1-877-449-4742 or through the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.IQIAFunds.com/proxyvoting.asp; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Dow 30(SM) Premium & Dividend Income Fund Inc.
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                  #IQDPD -- 6/07

Item 2 -    Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available.
            Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's
            Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dow 30(SM) Premium & Dividend Income Fund Inc.


By: /s/ Mitchell M. Cox
    -------------------------------
    Mitchell M. Cox,
    Chief Executive Officer of
    Dow 30(SM) Premium & Dividend Income Fund Inc.

Date: August 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Mitchell M. Cox
    -------------------------------
    Mitchell M. Cox,
    Chief Executive Officer of
    Dow 30(SM) Premium & Dividend Income Fund Inc.

Date: August 28, 2007


By: /s/ James E. Hillman
    -------------------------------
    James E. Hillman,
    Chief Financial Officer of
    Dow 30(SM) Premium & Dividend Income Fund Inc.

Date: August 28, 2007